TRANSAMERICA LANDMARKSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated November 18, 2016

to the

Prospectus dated May 1, 2016

Effective on or about December 5, 2016, based on changes to the underlying fund portfolio, the following change applies to the TA Systematic Small/Mid Cap Value subaccount:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME	OLD SUBADVISOR	NEW SUBADVISOR
TA Systematic Small/Mid Cap Value	TA Small Mid/Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Transamerica Small/Mid Cap Value VP	Systematic Financial Management L.P.	Thompson, Siegel & Walmsley, LLC

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica LandmarkSM Variable Annuity dated May 1, 2016